Exhibit 99.1

NEWS RELEASE Compass Bancshares, Inc. P.O. Box 10566 Birmingham, Alabama 35296

For Immediate Release
January 22, 2007
For Further Information:	Ed Bilek, Investor Relations	205/297-3331
Web Site: www.compassbank.com

COMPASS BANCSHARES REPORTS RECORD EARNINGS FOR 2006 UP 15%

•	Earnings reach all-time high of $460.4 million
•	Record earnings per share of $3.53, up 11% from year ago
•	Total revenue up 12%; net interest income up 15% from prior year levels
•	Focused earning asset growth; average loans increase 18% from year ago
•	Average deposits increase 20%; transaction account deposits increase 14% from year ago
•	NCO ratio decreases to 0.32% from 0.48% for prior year; NPA ratio stable at 0.30%

Compass Bancshares, Inc. (Nasdaq: CBSS) today reported record earnings of $460.4 million for 2006, a 15 percent increase over the $401.8 million earned during 2005. For the same time period, earnings per share increased 11 percent to $3.53 from $3.18 in 2005. Return on average assets and return on average shareholders’ equity for the full-year of 2006 were 1.39 percent and 17.68 percent, respectively.

Earnings for the fourth quarter of 2006 increased 16 percent to $118.3 million compared to $102.1 million earned during the fourth quarter of 2005. Earnings per share for the fourth quarter of 2006 increased 11 percent to $0.90 from $0.81 in the prior year. Return on average assets and return on average shareholders’ equity for the fourth quarter of 2006 were 1.38 percent and 16.73 percent, respectively.

D. Paul Jones, Jr., Compass chairman and chief executive officer, stated, “2006 was another outstanding year for Compass as we delivered double-digit growth to our shareholders despite a less than favorable interest rate environment. Balance was the key to our success as we achieved solid, top-line revenue growth, robust loan production, steady deposit generation and healthy credit quality metrics. This brings our compound annual growth rate in earnings per share to 11 percent over both five- and 10-year time horizons. Consistent earnings growth is a distinguishing hallmark of our company and, we believe, the best way to create long-term value for our shareholders. It also provides further evidence of our ability to manage during both good and tough economic cycles. While we enter 2007 against a backdrop of considerable economic uncertainty, we continue to believe that Compass’ diversified business mix, expanding distribution network, sales and service culture and market share upside position us well to meet these challenges.”

-more-

Compass reports record 2006 earnings

Jones added, “Compass’ record financial performance was fueled by a 12 percent increase in revenue, driven by a 15 percent increase in net interest income. Noninterest income increased eight percent from prior year levels as most of our major fee-based businesses generated solid growth. While noninterest expense increased from prior year levels, a large part of this increase can be attributed to the expansion of our distribution network through the acquisition and integration of TexasBank and its 22 banking centers as well as the 14 new banking centers opened throughout our footprint.”

“Compass experienced solid balance sheet growth with average earning assets increasing 12 percent over prior year levels. More importantly, the growth in earning assets was driven by an 18 percent increase in average loans, offset in part by a seven percent decrease in our investment securities portfolio. Average deposits increased 20 percent, led by double-digit increases in interest bearing transaction accounts and time deposits,” Jones stated.

“Solid balance sheet growth, coupled with a higher base of low-cost transaction accounts resulted in our percent net interest margin increasing to 3.69 percent from 3.58 percent a year ago. However, the impact of a protracted inverted yield curve and continued pressure from rising funding costs resulted in a fourth quarter net interest margin more consistent with the fourth quarter 2005 levels. Given the uncertainty over interest rates, our focus has remained on generating high-quality loans and growing our base of low-cost transaction account deposits, which resulted in a $146.2 million increase in net interest income.”

“Importantly, loan growth did not come at the expense of maintaining sound credit quality standards as both net charge-offs and nonperforming asset ratios continue to perform at historically low-levels. Net charge-offs as a percentage of average loans decreased to 0.32 percent compared to 0.48 percent in 2005. Nonperforming assets as a percentage of loans and other real estate increased slightly to 0.30 percent compared to 0.28 percent at year-end 2005. At the same time, loan loss provision expense exceeded net charge-offs by $12.7 million during the year and our allowance for loan losses as a percentage of loans ended the year at 1.18 percent,” Jones said.

Compass operates 415 full-service banking centers including 164 in Texas, 89 in Alabama, 75 in Arizona, 44 in Florida, 33 in Colorado, and 10 in New Mexico. Compass will host a live conference call and webcast at 1:00 p.m. Central Time on January 22. Additional material information, including forward-looking information such as considerations regarding future results, may be discussed during the presentation. To participate by telephone dial 1-888-543-2107, passcode Compass, or by webcast at www.compassbank.com. A copy of the presentation will be made available on our web site prior to the call. A replay of the conference call and webcast will be made available until midnight on January 29, 2007. To access a replay of the conference call dial 1-800-642-1687, conference ID 5634753. Additional information about Compass, a member of the S&P 500 Index and Dow Jones Select Dividend Index, can be found at www.compassbank.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Compass Bancshares, Inc. notes that any statements in this press release, and elsewhere, that are not historical facts are “forward-looking statements” that involve risks and uncertainties that may cause the Company’s actual results of operations to differ materially from expected results. For a discussion of such risks and uncertainties, see the Company’s Annual Report on Form 10-K for the most recently ended fiscal year as well as its other filings with the U.S. Securities and Exchange Commission.

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COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands except per share data)

	Three Months
	Ended December 31
			%
	2006	2005	Change
EARNINGS SUMMARY
Net interest income	$280,615	$253,825	11
Noninterest income (a)	179,509	169,090	6
Total revenue (a)	460,124	422,915	9
Trading settlements on
economic hedge swaps	-	2,150	(100)
Trading losses on
economic hedge swaps	-	(6,054)	(100)
Investment securities gains
(losses), net	-	-	-
Gain on prepayment of FHLB advances	6,191	-	-
Gain on sale of business / branches	-	1,600	(100)
Provision for loan losses	21,042	35,550	(41)
Noninterest expense	273,497	229,940	19
Pretax income	171,776	155,121	11
Income tax expense	53,460	52,983	1
Net income	$118,316	$102,138	16
Diluted earnings per share	$0.90	$0.81	11
Diluted weighted average
shares outstanding	132,050	126,188	5

	Year
	Ended December 31
			%
	2006	2005	Change
EARNINGS SUMMARY
Net interest income	$1,115,134	$968,979	15
Noninterest income (a)	705,065	655,443	8
Total revenue (a)	1,820,199	1,624,422	12
Trading settlements on
economic hedge swaps	-	13,398	(100)
Trading losses on
economic hedge swaps	-	(16,633)	(100)
Investment securities gains
(losses), net	(14,889)	79	NM
Gain on prepayment of FHLB advances	21,084	-	-
Gain on sale of business / branches	-	6,391	(100)
Provision for loan losses	89,702	117,818	(24)
Noninterest expense	1,049,275	901,803	16
Pretax income	687,417	608,036	13
Income tax expense	227,054	206,206	10
Net income	$460,363	$401,830	15
Diluted earnings per share	$3.53	$3.18	11
Diluted weighted average
shares outstanding	130,458	126,423	3

	Three Months
	Ended December 31

	2006	2005
SELECTED RATIOS
Average common equity to
average assets	8.22%	7.32%
Average loans to average
total deposits	108.19	109.05
Return on average assets	1.38	1.34
Return on average equity	16.73	18.24
Efficiency ratio (b)	56.58	54.57
Return on average tangible equity (c)	23.15	21.94
Book value per common share	$21.71	$18.10
Allowance for loan losses as
a % of total loans	1.18%	1.25%
Allowance for loan losses as
a % of nonperforming loans	517.22	553.43

	Year
	Ended December 31

	2006	2005
SELECTED RATIOS
Average common equity to
average assets	7.89%	7.37%
Average loans to average
total deposits	107.17	108.57
Return on average assets	1.39	1.36
Return on average equity	17.68	18.52
Efficiency ratio (b)	56.23	55.39
Return on average tangible equity (c)	24.01	22.39
Book value per common share	$21.71	$18.10
Allowance for loan losses as
a % of total loans	1.18%	1.25%
Allowance for loan losses as
a % of nonperforming loans	517.22	553.43

	Average for Three Months
	Ended December 31
			%
	2006	2005	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$24,785,123	$21,145,075	17
Total loans - managed	25,782,504	22,398,631	15
Total investment securities (d)	6,537,468	6,846,925	(5)
Earning assets (d)	31,386,030	28,058,377	12
Total assets	34,128,376	30,352,131	12
Noninterest bearing demand deposits	6,221,719	5,910,240	5
Interest bearing transaction
accounts	9,077,514	7,650,828	19
Total transaction accounts	15,299,233	13,561,068	13
Total deposits (d)	22,908,482	19,390,286	18
Shareholders' equity	2,804,989	2,221,018	26

	Average for Year
	Ended December 31
			%
	2006	2005	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$23,713,038	$20,049,588	18
Total loans - managed	24,808,575	21,448,110	16
Total investment securities (d)	6,567,048	7,031,093	(7)
Earning assets (d)	30,353,213	27,142,091	12
Total assets	33,012,350	29,444,232	12
Noninterest bearing demand deposits	6,196,642	5,702,201	9
Interest bearing transaction
accounts	8,770,985	7,396,716	19
Total transaction accounts	14,967,627	13,098,917	14
Total deposits (d)	22,126,587	18,467,675	20
Shareholders' equity	2,603,166	2,170,062	20

	Ending Balance
	December 31
			%
	2006	2005	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$24,665,273	$21,372,215	15
Total loans - managed	25,662,752	22,600,399	14
Total investment securities (d)	6,640,948	6,950,317	(4)
Earning assets (d)	31,365,457	28,396,710	10
Total assets	34,199,755	30,798,232	11
Noninterest bearing demand deposits	6,459,669	6,097,881	6
Interest bearing transaction
accounts	9,211,360	7,773,212	19
Total transaction accounts	15,671,029	13,871,093	13
Total deposits (d)	23,045,529	20,384,115	13
Shareholders' equity	2,824,134	2,236,029	26
Period-end shares outstanding	130,083	123,539	5

(a) Excludes trading settlements and losses on economic hedge swaps, net gain (loss) on sales of investment securities, gain on prepayment of FHLB advances and gain on sales of business/brances.

(b)  Ratio is calculated by dividing noninterest expense less merger and integration and operating lease write-down expense by taxable equivalent net interest income plus noninterest income less net gain (loss) on sales of investment securities, gains on sales of business / branches and gain on prepayment of FHLB advances.

(c) Excludes amortization of intangibles, net of tax, and intangible assets.

(d) Includes adjustment for market valuation.

NM - Not meaningful

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands except per share data)

	Three Months Ended
	2006
	Dec 31	Sep 30	Jun 30
EARNINGS SUMMARY
Net interest income	$280,615	$286,576	$287,682
Noninterest income (a)	179,509	178,850	181,417
Total revenue (a)	460,124	465,426	469,099
Trading settlements on
economic hedge swaps	-	-	-
Trading losses on
economic hedge swaps	-	-	-
Investment securities
losses, net	-	-	(51)
Gain on prepayment of FHLB advances	6,191	-	-
Gain on sale of business / branches	-	-	-
Provision for loan losses	21,042	24,226	27,322
Noninterest expense	273,497	265,558	265,850
Pretax income	171,776	175,642	175,876
Income tax expense	53,460	56,875	60,505
Net income	$118,316	$118,767	$115,371
Diluted earnings per share	$0.90	$0.90	$0.88
Diluted weighted average
shares outstanding	132,050	131,799	131,395

	Three Months Ended
	2006	2005
	Mar 31	Dec 31
EARNINGS SUMMARY
Net interest income	$260,261	$253,825
Noninterest income (a)	165,289	169,090
Total revenue (a)	425,550	422,915
Trading settlements on
economic hedge swaps	-	2,150
Trading losses on
economic hedge swaps	-	(6,054)
Investment securities
losses, net	(14,838)	-
Gain on prepayment of FHLB advances	14,893	-
Gain on sale of business / branches	-	1,600
Provision for loan losses	17,112	35,550
Noninterest expense	244,370	229,940
Pretax income	164,123	155,121
Income tax expense	56,214	52,983
Net income	$107,909	$102,138
Diluted earnings per share	$0.85	$0.81
Diluted weighted average
shares outstanding	126,793	126,188

	Three Months Ended
	2006
	Dec 31	Sep 30	Jun 30
SELECTED RATIOS
Average common equity to
average assets	8.22%	7.97%	7.86%
Average loans to average
total deposits	108.19	107.85	105.80
Return on average assets	1.38	1.39	1.40
Return on average equity	16.73	17.49	17.75
Efficiency ratio (b)	56.58	56.38	55.39
Return on average tangible equity (c)	23.15	24.54	25.30
Book value per common share	$21.71	$21.19	$20.15

	Three Months Ended
	2006	2005
	Mar 31	Dec 31
SELECTED RATIOS
Average common equity to
average assets	7.44%	7.32%
Average loans to average
total deposits	106.74	109.05
Return on average assets	1.42	1.34
Return on average equity	19.03	18.24
Efficiency ratio (b)	56.66	54.57
Return on average tangible equity (c)	23.13	21.94
Book value per common share	$19.82	$18.10

	Dec 31,	Sep 30,	Annualized
	2006	2006	% Change
ENDING BALANCE SHEET
Total loans	$24,665,273	$24,537,734	2
Total loans - managed	25,662,752	25,561,837	2
Total investment securities (d)	6,640,948	6,548,576	6
Earning assets (d)	31,365,457	31,170,846	2
Total assets	34,199,755	33,957,211	3
Noninterest bearing demand deposits	6,459,669	6,629,492	(10)
Interest bearing transaction
accounts	9,211,360	8,949,948	12
Total transaction accounts	15,671,029	15,579,440	2
Total deposits (d)	23,045,529	22,822,649	4
Shareholders' equity	2,824,134	2,748,244	11

	Dec 31,	Sep 30,	Annualized
	2006	2006	% Change
QUARTER AVERAGE BALANCE SHEET
Total loans	$24,785,123	$24,448,785	6
Total loans - managed	25,782,504	25,508,977	4
Total investment securities (d)	6,537,468	6,499,684	2
Earning assets (d)	31,386,030	31,023,938	5
Total assets	34,128,376	33,799,102	4
Noninterest bearing demand deposits	6,221,719	6,267,429	(3)
Interest bearing transaction
accounts	9,077,514	8,956,076	5
Total transaction accounts	15,299,233	15,223,505	2
Total deposits (d)	22,908,482	22,668,248	4
Shareholders' equity	2,804,989	2,693,549	17

(a) Excludes trading settlements and losses on economic hedge swaps, net gain (loss) on sales of investment securities, gain on prepayment of FHLB advances and gain on sales of business/branches.

(b)  Ratio is calculated by dividing noninterest expense less merger and integration and operating lease write-down expense by taxable equivalent net interest income plus noninterest income less net gain (loss) on sales of investment securities, gains on sales of business / branches and gain on prepayment of FHLB advances.

(c) Excludes amortization of intangibles, net of tax, and intangible assets.

(d) Includes adjustment for market valuation.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	2006
	Dec 31	Sep 30	Jun 30
NONPERFORMING ASSETS
Nonaccrual loans	$53,014	$49,340	$53,166
Renegotiated loans	3,258	3,267	3,276
Other real estate, net	17,105	15,886	11,803
Total nonperforming assets	$73,377	$68,493	$68,245
Accruing loans ninety days or more
past due	$18,023	$18,190	$14,862
Other repossessed assets	856	494	565
Total nonperforming assets as
a % of loans and ORE	0.30%	0.28%	0.28%

	2006	2005
	Mar 31	Dec 31
NONPERFORMING ASSETS
Nonaccrual loans	$55,716	$47,578
Renegotiated loans	3,286	698
Other real estate, net	11,155	11,510
Total nonperforming assets	$70,157	$59,786
Accruing loans ninety days or more
past due	$16,080	$14,539
Other repossessed assets	599	763
Total nonperforming assets as
a % of loans and ORE	0.30%	0.28%

	Three Months Ended
	2006
	Dec 31	Sep 30	Jun 30
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$292,012	$289,143	$282,457
Net charge-offs (NCO)	22,004	21,357	16,557
Allowance acquired (transferred)	-	-	(4,079)
Provision for loan losses	21,042	24,226	27,322
Balance at end of period	$291,050	$292,012	$289,143
Allowance for loan losses as
a % of total loans	1.18%	1.19%	1.19%

Allowance for loan losses as
a % of nonperforming loans	517.22	555.08	512.28

Allowance for loan losses as
a % of nonperforming assets	396.65	426.34	423.68

Annualized as a % of average loans:
NCO - QTD	0.35	0.35	0.28
NCO - YTD	0.32	0.31	0.30

	Three Months Ended
	2006	2005
	Mar 31	Dec 31
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$267,173	$260,512
Net charge-offs (NCO)	17,086	28,889
Allowance acquired (transferred)	15,258	-
Provision for loan losses	17,112	35,550
Balance at end of period	$282,457	$267,173

Allowance for loan losses as
a % of total loans	1.21%	1.25%

Allowance for loan losses as
a % of nonperforming loans	478.72	553.43

Allowance for loan losses as
a % of nonperforming assets	402.61	446.88

Annualized as a % of average loans:
NCO - QTD	0.32	0.54
NCO - YTD	0.32	0.48

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	Three Months Ended December 31
	2006
YIELD/RATE ANALYSIS	Average	Income/	Yield/
(Taxable Equivalent Basis)	Balance	Expense	Rate
Assets
Earning assets:
Loans	$24,785,123	$466,088	7.46%
Investment securities held
to maturity	1,998,554	23,134	4.59
Investment securities available
for sale (a)	4,586,984	56,303	4.87
Other earning assets	63,439	827	5.17
Total earning assets (a)	31,434,100	546,352	6.90
Allowance for loan losses	(293,683)
Unrealized loss on
securities available for sale	(48,070)
Other assets	3,036,029
	$34,128,376

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing transaction accounts	$9,077,514	58,347	2.55
Time deposits	3,730,229	45,152	4.80
Certificates of deposit of
$100,000 or more (a)	3,878,129	48,124	4.92
Federal funds purchased and
securities sold under agreement
to repurchase	3,079,450	40,467	5.21
Other short-term borrowings	833,835	10,911	5.19
FHLB and other borrowings (a)	4,082,215	59,818	5.81
Total interest bearing liabilities (a)	24,681,372	262,819	4.22
Net interest spread		283,533	2.68%

Noninterest bearing demand deposits	6,221,719
Other liabilities	420,296
Shareholders' equity	2,804,989
	$34,128,376
Net yield on earning assets			3.58%

Taxable equivalent adjustment:
Loans		724
Investment securities held to maturity		669
Investment securities available
for sale		1,513
Other earning assets		12
Total taxable equivalent adjustment		2,918
Net interest income		$280,615

(a) Excludes adjustment for market valuation.

	Three Months Ended December 31
	2005
YIELD/RATE ANALYSIS	Average	Income/	Yield/
(Taxable Equivalent Basis)	Balance	Expense	Rate
Assets
Earning assets:
Loans	$21,145,075	$351,137	6.59%
Investment securities held
to maturity	2,311,550	27,875	4.78
Investment securities available
for sale (a)	4,614,914	49,077	4.22
Other earning assets	66,377	718	4.29
Total earning assets (a)	28,137,916	428,807	6.05
Allowance for loan losses	(263,330)
Unrealized loss on
securities available for sale	(79,539)
Other assets	2,557,084
	$30,352,131

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing transaction accounts	$7,650,828	26,676	1.38
Time deposits	2,457,390	23,576	3.81
Certificates of deposit of
$100,000 or more (a)	3,371,828	33,534	3.95
Federal funds purchased and
securities sold under agreement
to repurchase	4,065,294	40,709	3.97
Other short-term borrowings	225,908	2,072	3.64
FHLB and other borrowings (a)	4,087,197	47,337	4.59
Total interest bearing liabilities (a)	21,858,445	173,904	3.16
Net interest spread		254,903	2.89%

Noninterest bearing demand deposits	5,910,240
Other liabilities	362,428
Shareholders' equity	2,221,018
	$30,352,131
Net yield on earning assets			3.59%

Taxable equivalent adjustment:
Loans		318
Investment securities held to maturity		536
Investment securities available
for sale		215
Other earning assets		9
Total taxable equivalent adjustment		1,078
Net interest income		$253,825

(a) Excludes adjustment for market valuation.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	Year Ended December 31
	2006
YIELD/RATE ANALYSIS	Average	Income/	Yield/
(Taxable Equivalent Basis)	Balance	Expense	Rate
Assets
Earning assets:
Loans	$23,713,038	$1,735,236	7.32%
Investment securities held
to maturity	2,121,500	101,269	4.77
Investment securities available
for sale (a)	4,528,184	212,543	4.69
Other earning assets	73,127	3,649	4.99
Total earning assets (a)	30,435,849	2,052,697	6.74
Allowance for loan losses	(285,189)
Unrealized loss on
securities available for sale	(82,636)
Other assets	2,944,326
	$33,012,350

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing transaction accounts	$8,770,985	190,772	2.18
Time deposits	3,430,703	155,259	4.53
Certificates of deposit of
$100,000 or more (a)	3,728,787	173,752	4.66
Federal funds purchased and
securities sold under agreement
to repurchase	3,209,170	158,602	4.94
Other short-term borrowings	684,405	33,733	4.93
FHLB and other borrowings (a)	4,000,673	217,299	5.43
Total interest bearing liabilities (a)	23,824,723	929,417	3.90
Net interest spread		1,123,280	2.84%

Noninterest bearing demand deposits	6,196,642
Other liabilities	387,819
Shareholders' equity	2,603,166
	$33,012,350
Net yield on earning assets			3.69%

Taxable equivalent adjustment:
Loans		2,303
Investment securities held to maturity		2,580
Investment securities available
for sale		3,225
Other earning assets		38
Total taxable equivalent adjustment		8,146
Net interest income		$1,115,134

(a) Excludes adjustment for market valuation.

	Year Ended December 31
	2005
YIELD/RATE ANALYSIS	Average	Income/	Yield/
(Taxable Equivalent Basis)	Balance	Expense	Rate
Assets
Earning assets:
Loans	$20,049,588	$1,236,153	6.17%
Investment securities held
to maturity	2,509,642	121,405	4.84
Investment securities available
for sale (a)	4,570,904	189,333	4.14
Other earning assets	61,410	2,347	3.82
Total earning assets (a)	27,191,544	1,549,238	5.70
Allowance for loan losses	(257,919)
Unrealized loss on
securities available for sale	(49,453)
Other assets	2,560,060
	$29,444,232

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing transaction accounts	$7,396,716	74,186	1.00
Time deposits	2,542,086	88,495	3.48
Certificates of deposit of
$100,000 or more (a)	2,826,672	98,298	3.48
Federal funds purchased and
securities sold under agreement
to repurchase	4,175,841	133,595	3.20
Other short-term borrowings	182,911	4,994	2.73
FHLB and other borrowings (a)	4,114,354	176,605	4.29
Total interest bearing liabilities (a)	21,238,580	576,173	2.71
Net interest spread		973,065	2.99%

Noninterest bearing demand deposits	5,702,201
Other liabilities	333,389
Shareholders' equity	2,170,062
	$29,444,232
Net yield on earning assets			3.58%

Taxable equivalent adjustment:
Loans		1,224
Investment securities held to maturity		2,261
Investment securities available
for sale		560
Other earning assets		41
Total taxable equivalent adjustment		4,086
Net interest income		$968,979

(a) Excludes adjustment for market valuation.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	Year
	Ended December 31
			%
	2006	2005	Change
NONINTEREST INCOME
Service charges on deposit accounts	$311,520	$297,080	5
Card and merchant processing fees	111,302	95,591	16
Insurance commissions	61,634	59,362	4
Retail investment sales	41,338	33,890	22
Asset management fees	33,882	28,689	18
Corporate and correspondent
investment sales	22,799	23,487	(3)
Bank owned life insurance	20,638	17,467	18
Other income	101,952	99,877	2
	705,065	655,443	8
Trading settlements on economic
hedge swaps	-	13,398	(100)
Trading losses on economic
hedge swaps	-	(16,633)	(100)
Investment securities
gains (losses), net	(14,889)	79	NM
Gain on prepayment of FHLB advances	21,084	-	-
Gain on sale of business / branches	-	6,391	(100)
Total noninterest income	$711,260	$658,678	8

NONINTEREST EXPENSE
Salaries and benefits	$569,761	$487,819	17
Equipment expense	91,325	81,979	11
Net occupancy expense	74,272	66,937	11
Professional services	63,609	61,640	3
Marketing expense	50,879	43,802	16
Communications expense	24,509	21,793	12
Amortization of intangibles	12,377	6,151	101
Merger and integration
expense	10,659	1,641	NM
Other expense	141,343	130,041	9
	1,038,734	901,803	15
Operating lease write-down	10,541	-	-
Total noninterest expense	$1,049,275	$901,803	16

	Three Months Ended
	2006
	Dec 31	Sep 30	Jun 30
NONINTEREST INCOME
Service charges on deposit accounts	$75,880	$81,155	$82,317
Card and merchant processing fees	27,857	29,065	28,673
Insurance commissions	13,698	14,855	15,477
Retail investment sales	9,826	11,188	10,904
Asset management fees	9,425	8,301	8,408
Corporate and correspondent
investment sales	5,979	5,984	5,607
Bank owned life insurance	5,298	5,246	5,191
Other income	31,546	23,056	24,840
	179,509	178,850	181,417
Trading settlements on economic
hedge swaps	-	-	-
Trading losses on economic
hedge swaps	-	-	-
Investment securities
gains (losses), net	-	-	(51)
Gain on prepayment of FHLB advances	6,191	-	-
Gain on sale of business / branches	-	-	-
Total noninterest income	$185,700	$178,850	$181,366

NONINTEREST EXPENSE
Salaries and benefits	$144,102	$145,340	$144,309
Equipment expense	23,755	23,437	22,586
Net occupancy expense	18,982	19,457	18,616
Professional services	16,958	15,851	15,896
Marketing expense	11,564	12,816	14,235
Communications expense	5,984	6,752	6,151
Amortization of intangibles	3,883	3,456	3,548
Merger and integration
expense	970	1,840	5,223
Other expense	36,758	36,609	35,286
	262,956	265,558	265,850
Operating lease write-down	10,541	-	-
Total noninterest expense	$273,497	$265,558	$265,850

	Three Months Ended
	2006	2005
	Mar 31	Dec 31
NONINTEREST INCOME
Service charges on deposit accounts	$72,168	$77,056
Card and merchant processing fees	25,707	25,491
Insurance commissions	17,604	14,180
Retail investment sales	9,420	7,913
Asset management fees	7,748	7,596
Corporate and correspondent
investment sales	5,229	7,096
Bank owned life insurance	4,903	4,615
Other income	22,510	25,143
	165,289	169,090
Trading settlements on economic
hedge swaps	-	2,150
Trading losses on economic
hedge swaps	-	(6,054)
Investment securities
gains (losses), net	(14,838)	-
Gain on prepayment of FHLB advances	14,893	-
Gain on sale of business / branches	-	1,600
Total noninterest income	$165,344	$166,786

NONINTEREST EXPENSE
Salaries and benefits	$136,010	$124,734
Equipment expense	21,547	20,702
Net occupancy expense	17,217	16,416
Professional services	14,904	17,252
Marketing expense	12,264	9,936
Communications expense	5,622	5,470
Amortization of intangibles	1,490	1,495
Merger and integration
expense	2,626	718
Other expense	32,690	33,217
	244,370	229,940
Operating lease write-down	-	-
Total noninterest expense	$244,370	$229,940

NM - Not meaningful